Exhibit 99.1

Nielsen to Acquire DoubleVerify, Creating a Leading, Independent Media Intelligence Platform

DoubleVerify Shareholders to Receive $13.60 Per Share in Cash, Representing a 30% Premium to the 60-trading day VWAP

Combination of Nielsen and DoubleVerify to Provide Clients Clear, Verified, and Independent Data for the End-to-End Advertising Segment – Enabling Superior Decisions and Outcomes

Combined Company Expected to Generate over $4 Billion in Revenue on a Pro Forma Basis, Expanding Nielsen's Total Addressable Market to $300 Billion+

Transaction Advances Nielsen’s Position as the Leader in Media Intelligence for the Modern Advertising Ecosystem

New York, NY – August 6, 2026 – Nielsen Holdings (“Nielsen”), a global leader in audience measurement, data, and media intelligence, and DoubleVerify (“DV”) (NYSE: DV), the leading software platform to verify media quality, optimize ad performance, and prove campaign outcomes, today announced they have entered into a definitive agreement under which Nielsen will acquire DoubleVerify in an all-cash transaction with an enterprise value of approximately $2.15 billion.

Under the terms of the agreement, DoubleVerify shareholders will receive $13.60 per share in cash. This represents a 30% premium to DoubleVerify’s 60-trading day volume weighted average price as of August 5, 2026.

Karthik Rao, Chief Executive Officer of Nielsen, said: “Over the last few years, Nielsen has undergone a fundamental transformation — accelerating product innovation; expanding our platform across the full media lifecycle, from discovery and planning through measurement and outcomes; and strengthening our financial foundation. The result is a stronger, more agile Nielsen that has earned its place as a leading media intelligence platform for the modern advertising ecosystem.”

“This combination will unite two organizations focused on strengthening independence and trust in advertising. Joining forces with DoubleVerify will extend our capabilities deeper into the digital media industry, ensuring that the spend flowing between buyers and sellers is reaching real people in brand-suitable environments, through verified channels. As advertising workflows become increasingly automated, together we can offer publishers, advertisers, agencies, and platforms a truly independent, end-to-end partner that connects trusted audience intelligence with verified media delivery — across every screen, every channel, and every transaction – enabling superior decisions and outcomes.”

Mark Zagorski, Chief Executive Officer of DoubleVerify, added: "Today's announcement is an exciting milestone for DoubleVerify. As a private entity with the support of Nielsen, we will have access to expanded resources to deliver new, market- leading solutions that drive exceptional value for our customers and partners. DV's MRC-accredited quality signals, in combination with Nielsen’s deduplicated cross-screen audience measurement, will fuel genuine market innovation – a single currency that scores media on both audience delivery and media environment quality. I'm proud of the strong momentum we've built for DoubleVerify as the leading media effectiveness platform, the strength of our AI-powered measurement and optimization platform, and the exceptional work of our team."

R. Davis Noell, Chairperson of the Board of DoubleVerify, said: "DoubleVerify has established itself as the global benchmark in digital media quality and effectiveness. Over its growth trajectory, DoubleVerify expanded its AI-powered platform, deepened customer relationships, and scaled into a true category leader. Bringing these assets together creates a significant win for both companies' customers and partners. We're excited for Mark and the entire leadership team as they continue that journey with Nielsen."

Key Benefits of the Transaction

•	Extends Nielsen's Platform Across the Full Media Intelligence Stack: Nielsen's platform already spans the entire media lifecycle — from content discovery and audience planning through cross-platform measurement and outcome attribution. DoubleVerify adds the layer of independent verification that the impressions underpinning every campaign are real, viewable, brand-suitable, and free from invalid traffic. Today, advertisers must reconcile those signals across separate vendors. The combination unifies them into a single, integrated platform covering audience, context, and delivery quality.

•	Expands Nielsen's Addressable Market into High-Growth Digital Channels: DoubleVerify sits at the operational core of how digital advertising is bought and sold, with integrations embedded into the day-to-day workflows of the platforms, publishers, and agency groups that execute the world's largest campaigns. Nielsen's platform already powers media decisions across television, streaming, audio, and sports. By coming together, Nielsen will reach across the full breadth of the $240 billion digital advertising segment, tripling its TAM and giving clients a better partner as budgets continue to shift toward digital channels. The combination delivers global, end-to-end, independent, transparent measurement and optimization across linear TV, CTV, social, mobile and AI platforms.

•	Preserves Independent Verification Standards the Industry Depends On: The combined company will maintain the independence of both operating structures. DoubleVerify’s industry-leading capabilities in invalid traffic detection, viewability and brand suitability will be preserved. The combined company will continue to support the open, independent standards that underpin trust across the advertising ecosystem.

•	Helps Enable a Reliable, Trusted Shift to AI in Advertising: As AI-driven planning, activation, and optimization shape how campaigns are built and executed, the combined company will help enable the advertising industry to adopt AI with confidence, with the verified data, outcome signals, infrastructure, and platform integrations necessary to execute the spectrum of advertising workflows.

Transaction Details

Under the terms of the agreement, Nielsen will acquire DoubleVerify for $13.60 per share in an all-cash transaction, representing a 30% premium to DoubleVerify’s 60-trading day volume weighted average price as of August 5, 2026. The value per share implies an enterprise value of approximately $2.15 billion for DoubleVerify.

The transaction, which has been unanimously approved by the Boards of Directors of both companies, is expected to close by the end of the fourth quarter of 2026, subject to approval by DoubleVerify shareholders, receipt of required regulatory approvals, and satisfaction of other customary closing conditions.

The transaction will be financed through a combination of committed debt financing provided by Barclays, BofA Securities and Citi, incremental equity financing and cash on hand at Nielsen.

Upon completion of the transaction, DoubleVerify will become a privately held company as part of Nielsen and DoubleVerify common stock will no longer be listed on any public market. DoubleVerify will continue to operate under the DoubleVerify name and brand.

Funds affiliated with Providence Equity Partners LLC (“Providence”) that own approximately 11.8% of DV’s outstanding shares of common stock as of August 5, 2026, have agreed to vote their shares in favor of the transaction. As part of the transaction, Providence will conclude its investment upon close.

Advisors

Barclays is serving as financial advisor and Gibson, Dunn & Crutcher LLP is serving as legal advisor to Nielsen. PJT Partners LP is serving as the exclusive financial advisor to DoubleVerify and Paul Hastings LLP is serving as legal advisor. Davis Polk & Wardwell LLP is serving as legal advisor to Providence.

About Nielsen

Nielsen is a global leader in audience measurement, data and analytics and a leading media intelligence platform. Through our understanding of people and their behaviors across all channels and platforms, we empower our clients with independent and actionable intelligence so they can connect and engage with their global audiences—now and into the future. Learn more at www.nielsen.com and connect with us on social media (X, LinkedIn, YouTube, Facebook and Instagram).

About DoubleVerify

DoubleVerify (“DV”) (NYSE: DV) is the industry’s leading media effectiveness platform that leverages AI to drive superior outcomes for global brands. By powering media efficiency and performance, DoubleVerify strengthens the online advertising ecosystem, preserving the fair value exchange between buyers and sellers of digital media. Learn more at www.doubleverify.com.

Additional Information and Where to Find It

This communication is being made in respect of the Agreement and Plan of Merger (the “Merger Agreement”) among DoubleVerify Holdings, Inc.(the “Company”), a Delaware corporation, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the proposed transaction involving the Company, Parent and Merger Sub (the “Merger”). The Company expects to seek, and intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement in connection with the proposed Merger (the “Proxy Statement”) and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of approving the transactions contemplated by the Merger Agreement. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

No Offer

No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements.  Statements contained in this press release other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology.  These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this press release and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements.  Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on the Company’s business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) the Company’s ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2026 .  New risks emerge from time to time, and it is not possible for the Company’s management to predict all risks, nor can management assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes.  Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made.  Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts

For Nielsen

Carole Robinson

Chief Communications and Brand Marketing Officer

carole.robinson@nielsen.com

FGS Global

Tom Johnson / Kerry Golds

Nielsen@fgsglobal.com

For DoubleVerify

Investor Relations

Brinlea Johnson

The Blueshirt Group

IR@doubleverify.com

Media Relations

Chris Harihar

646-535-9475

chris.harihar@modop.com